APPENDIX "A"
TO
CUSTODIAN AGREEMENT
BETWEEN
Brown Brothers Harriman & Co. and each of the following Investment
Companies
Dated as of March 19, 1998
The following is a list of Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of September 1, 1994:
Fund Portfolio Effective as of:
Fidelity Advisor Series I Fidelity Advisor Large Cap Fund January 18,
1996
 Fidelity Advisor Mid Cap Fund January 18, 1996
 Fidelity Advisor Growth Opportunities Fund* September 1, 1994 Fidelity Advisor Strategic Opportunities Fund** September 1, 1994

Fidelity Advisor Series VII Fidelity Advisor Natural Resources Fund September 1, 1997

Fidelity Advisor Series VIII Fidelity Advisor International Capital Appreciation Fund October 31, 1997

Fidelity Capital Trust Fidelity Capital Appreciation Fund September 1,
1994
 Fidelity Stock Selector September 1, 1994
 Fidelity Value Fund September 1, 1994
Fidelity Commonwealth Trust Fidelity Small Cap Stock Fund March 2,
1998
 Fidelity Large Cap Stock Fund May 8, 1995
 Fidelity Small Cap Selector March 2, 1998
Fidelity Congress Street Fund Fidelity Congress Street Fund September
1, 1994
Fidelity Contrafund Fidelity Contrafund September 1, 1994
Fidelity Devonshire Trust Fidelity Real Estate Investment Portfolio September 1, 1994
 Fidelity Utilities Fund September 1, 1994
Fidelity Exchange Fund Fidelity Exchange Fund September 1, 1994 Fidelity Financial Trust Fidelity Convertible Securities Fund September 1, 1994
 Fidelity Retirement Growth Fund September 1, 1994
Fidelity Hastings Street Trust Fidelity Fifty September 1, 1994
 Fidelity Contrafund II*** March 19, 1998

*Fidelity Advisor Growth Opportunities Fund reorganized from Fidelity Advisor Series II to Fidelity Advisor Series I effective 2/26/98. **Fidelity Advisor Strategic Opportunities Fund reorganized from Fidelity Advisor Series VIII to Fidelity Advisor Series I effective
   2/28/98.
***The addition of Fidelity Hastings Street Trust: Fidelity Contrafund II effective 3/19/98.
Fidelity Investment Trust Fidelity Canada Fund September 1, 1994
 Fidelity France Fund September 14, 1995
 Fidelity Germany Fund September 14, 1995
 Fidelity Hong Kong & China Fund September 14, 1995
 Fidelity Japan Small Companies Fund September 14, 1995
 Fidelity Latin America Fund September 1, 1994
 Fidelity Nordic Fund September 14, 1995
 Fidelity United Kingdom Fund September 14, 1995
Fidelity Mt. Vernon Street Trust Fidelity Emerging Growth Fund
September 1, 1994
 Fidelity Growth Company Fund September 1, 1994
Fidelity Puritan Trust Fidelity Balanced Fund September 1, 1994
 Fidelity Global Balanced Fund September 1, 1994
 Fidelity Low-Priced Stock Fund September 1, 1994
Fidelity Securities Fund Fidelity Blue Chip Growth Fund September 1,
1994
 Fidelity Dividend Growth Fund September 1, 1994
 Fidelity OTC Portfolio September 1, 1994
Fidelity Select Portfolios Air Transportation Portfolio September 1,
1994
 American Gold Portfolio September 1, 1994
 Automotive Portfolio September 1, 1994
 Biotechnology Portfolio September 1, 1994
 Brokerage and Investment Management Portfolio September 1, 1994 Business Services and Outsourcing Portfolio December 18, 1997 Chemicals Portfolio September 1, 1994
 Computers Portfolio September 1, 1994
 Construction and Housing Portfolio September 1, 1994
 Consumer Industries Portfolio September 1, 1994
 Cyclical Industries Portfolio January 16, 1997
 Defense and Aerospace Portfolio September 1, 1994
 Developing Communications Portfolio September 1, 1994
 Electronics Portfolio September 1, 1994
 Energy Portfolio September 1, 1994
 Energy Service Portfolio September 1, 1994
 Environmental Services Portfolio September 1, 1994
 Financial Services Portfolio September 1, 1994
 Food and Agriculture Portfolio September 1, 1994
 Health Care Portfolio September 1, 1994
 Home Finance Portfolio September 1, 1994
 Industrial Equipment Portfolio September 1, 1994
 Industrial Materials Portfolio September 1, 1994
 Insurance Portfolio September 1, 1994
 Leisure Portfolio September 1, 1994
 Medical Delivery Portfolio September 1, 1994
 Medical Equipment and Systems Portfolio December 18, 1997

 Multimedia Portfolio September 1, 1994
 Natural Gas Portfolio September 1, 1994
 Natrual Resources Portfolio January 16, 1997
 Natural Gas Portfolio September 1, 1994
 Paper and Forest Products Portfolio September 1, 1994
 Paper and Forest Products Portfolio September 1, 1994
 Precious Metals and Minerals Portfolio September 1, 1994
 Regional Banks Portfolio September 1, 1994
 Retailing Portfolio September 1, 1994
 Software and Computer Service Portfolio September 1, 1994
 Technology Portfolio September 1, 1994
 Telecommunications Portfolio September 1, 1994
 Transportation Portfolio September 1, 1994
 Utilities Growth Portfolio September 1, 1994
Variable Insurance Products Fund Growth Portfolio September 1, 1994 Variable Insurance Products Fund II Contrafund Portfolio September 1, 1994

Variable Insurance Products Fund III Growth Opportunities Portfolio September 1, 1994








 IN WITNESS WHEREOF, each of the parties hereto has caused this
Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.
Each of the Investment Companies Brown Brothers Harriman & Co.
Listed on this Appendix "a", on behalf
of each of their respective portfolios
By:      /s/John Costello By:       /s/Kristen F. Giarrusso
Name:  John Costello   Name:    Kristen F. Giarrusso
Title:   Asst. Treasurer Title:      Partner